EXHIBIT 10.6

                                                                    EXHIBIT 10.6

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


NOTE: THIS AGREEMENT CONTAINS CONFIDENTIAL & PROPRIETARY INFORMATION AND MAY NOT BE DISCLOSED WITHOUT THE CONSENT OF BOTH PARTIES OR AS REQUIRED BY LAW

                               GUARANTY AGREEMENT
                                     BETWEEN
                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                       AND
                              BANK OF AMERICA, N.A.

         This Guaranty Agreement (this "Agreement") is made as of this 30th day of April, 2001, by and between The Education Resources Institute, Inc. ("TERI"), a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Boston, Massachusetts 02116, and Bank of America, N.A. (the "LENDER"), a national banking association organized under the laws of the United States and having a place of business located at 600 Wilshire Blvd, Los Angeles, CA 90017.

         WHEREAS, The First Marblehead Corporation ("FMC") and Lender have established the Bank of America/GATE Education Loan Programs (the "Program") to assist parents in financing the cost of education at private elementary and secondary schools and at various institutions of higher education; and

         WHEREAS, pursuant to agreements between the LENDER and FMC, the LENDER is the exclusive lender for the Programs, and has agreed to originate loans conforming to the Programs ("Loans"); and

         WHEREAS, pursuant to such agreements between the LENDER and FMC, FMC has agreed to purchase or to cause to be formed one or more special purpose business trusts or other entities (each an "SPE") to purchase promissory notes evidencing Loans following origination; and

         WHEREAS, TERI is in the business of providing financial assistance in the form of loan guaranties to and on behalf of students enrolled in programs of higher education and their parents at TERI-approved schools; and

         WHEREAS, the LENDER is willing to make Loans to eligible Borrowers under the Program, and TERI is willing to guaranty the payment of principal and interest against the Borrowers' default or certain other events as more fully described below, in accordance with the terms and conditions set forth in this Agreement.



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         NOW, THEREFORE, in consideration of the mutual covenants contained herein, TERI and the LENDER agree as follows:

SECTION 1:        DEFINITIONS

As used in this Agreement the following terms shall have the following meanings:

1.1 "Agent" shall mean State Street Bank and Trust Company, its successors and assigns, in its capacity as Agent under the Deposit and Security Agreement between TERI and the LENDER, of even date herewith.

1.2 "Borrower" shall mean the person, or all persons collectively, including all students, cosigners, coborrowers, guarantors, endorsers, and accommodation parties, who execute a Promissory Note individually or, in the case of multiple Borrowers, severally and jointly, for the purpose of obtaining funds from the LENDER under the Program.

1.3 "Due Diligence" shall mean the utilization by the LENDER of policies, practices and procedures in the origination, servicing and collection of Loans that comply with the standards set forth in the Program Guidelines, that comply with the requirements of federal and state law and regulation, and, to the extent not inconsistent with the foregoing, that are in accord with the LENDER's policies, practices and procedures applicable to its other consumer loan and credit portfolios and with sound lending practices utilized through the consumer lending industry.

1.4      "Guaranty Event" shall mean any of the following events:

         a. failure of the Borrower to make monthly principal and/or interest payments on a Loan when due, provided such failure persists for a period of one hundred fifty (150) consecutive days,

         b. the filing of a petition in bankruptcy with respect to the Borrower, or

         c.       the death of the Borrower.

         For Loans on which the Borrower is two or more persons, none of the above, with the exception of paragraph b, is a Guaranty Event unless one or more such events shall have occurred with respect to all such persons. The foregoing notwithstanding, if a Borrower files a petition in bankruptcy pursuant to Chapter 7 of the U.S. Bankruptcy Code and does not seek a discharge of the affected Loan(s) under 11 U.S.C. ss.523(a)(8)(B) of the U.S. Bankruptcy Code, the LENDER at TERI's request will withdraw its guaranty claim unless or until one of the other Guaranty Events shall have occurred with respect thereto.

1.5 "Loan" shall mean a loan of funds, including all disbursements thereof, made by the LENDER under the Program.



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1.6      "Note Purchase Agreement" means the agreement of that name between
         LENDER and FMC dated as of April 30, 2001, as amended.

1.7 "Program Guidelines" shall mean (i) Underwriting, Origination and Loan Term Guidelines for prepGATE Loan Program, Bank of America GATE Undergraduate Loan Program, Bank of America GATE Graduate Loan program and (ii) the TERI Servicing Guidelines, and (iii) Specific Program Summaries for prepGATE Loan Program, Bank of America GATE Undergraduate Loan Program, Bank of America GATE Graduate Loan program, copies of which are attached hereto as Exhibits A-C, and all changes thereto as provided in Section 7 hereof. The Program Guidelines are hereby incorporated in this Agreement by reference and made a part hereof.

1.8 "Promissory Note" shall mean a promissory note executed by a Borrower evidencing a Loan, in the form of Exhibits L or M hereto or as approved pursuant to Section 3.2 below.

1.9 "Securitization Transaction" shall mean and refer to a purchase of Loans guaranteed hereunder by a special purpose entity formed by FMC, which purchase is funded through the issuance of debt instruments or other securities by such entity, the repayment of which is supported by payments on the Loans.

SECTION 2:        GUARANTEE OF LOANS

2.1 TERI hereby guarantees to the LENDER, unconditionally except as set forth in Section 2.2 below, the payment of 100% of the principal of and accrued interest on every Loan as to which a Guaranty Event has occurred. "Accrued interest" shall mean interest accrued and unpaid to the date of payment in full by TERI, less any interest that shall have accrued after the filing of a claim for guaranty payment submitted to TERI by the LENDER but before TERI shall have received all the documentation necessary to process the guaranty claim as set forth in the Program Guidelines. TERI will use all reasonable efforts to make payment on its guaranty within sixty (60) days, and will in any event make payment within ninety (90) days, of receipt of a demand from the LENDER stating the name of the Borrower and the type of Guaranty Event that has occurred accompanied by the full claim documentation required in the Program Guidelines.

2.2      TERI's guaranty is conditioned upon the following:

         a. The LENDER must have filed its claim for guaranty payment within the time period and following the procedures specified in the Program Guidelines.

         b. The LENDER and its predecessors in interest must at all times have exercised Due Diligence with respect to the Loan (or shall have cured any failure to exercise Due Diligence under the reinstatement provisions in Section 2.4 hereof and the Program Guidelines), and must have complied with all other requirements of the Program Guidelines applicable to the Loan.



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         c.       The LENDER shall have paid to TERI the Initial Guaranty Fee
                  (as defined in Section 3.3.a below) for the Loan in question, and shall have paid to the Agent any Subsequent Guaranty Fee (as defined in Section 3.3.b below) for the Loan in question which is due and payable as provided in Section 3.3.b below.

         d. TERI must have received from the LENDER the original Promissory Note, enforceable against the Borrower (except as provided in this Section 2.2(d), below), endorsed to TERI in such manner as to transfer to TERI all rights in and title to such Promissory Note, free and clear of all liens and encumbrances, and of all defenses, counterclaims, offsets, and rights of rescission that might be raised by the Borrower. Submission of a claim to TERI shall constitute the LENDER's certification that the conditions of 2.2.b. and 2.2.d. have been met, and TERI is entitled to rely on such certification.

                  Subsections 2.2.b. and 2.2.d above notwithstanding, if a Loan submitted for guaranty was originated by TERI on behalf of the LENDER pursuant to a Loan Origination Agreement between the parties, (i) TERI will not deny the LENDER's guaranty claim on such Loan if the sole basis for denial is a violation of the Program Guidelines or a violation of Massachusetts or federal law committed by TERI in the origination process, and (ii) TERI will have no recourse against the LENDER in the event that TERI's actions or omissions in the origination process shall have given rise to a defense in favor of the Borrower in a suit on the Promissory Note.

2.3 TERI's guaranty obligation with respect to any Loan shall not be terminated or otherwise affected or impaired (i) by the LENDER's granting an extension to the Borrower of time to make scheduled payments, or by any other indulgence the LENDER may grant to the Borrower, provided that all extensions and other indulgences meet the forbearance standards and other requirements of the Program Guidelines; or, Section 2.2.d above notwithstanding, (ii) because of any fraud in the execution of the Promissory Note, (iii) because of any illegal or improper acts of the Borrower, (iv) because the Borrower may be relieved of liability for such Loan due to lack of contractual capacity or any other statutory exemption.

2.4 If TERI properly denies the LENDER's claim on any Loan on the grounds of Due Diligence deficiencies, the LENDER may thereafter require that TERI reinstate the guaranty of such Loan if (a) the LENDER corrects such deficiencies and receives four (4) consecutive full on-time monthly payments from the Borrower, according to any schedule permitted by the Program Guidelines, and if at the time of the LENDER's request the Borrower is within thirty (30) days of being current on all principal and interest payments on such Loan, or (b) the LENDER satisfies any other method of cure set forth in the Program Guidelines.

2.5 TERI's guaranty hereunder is a continuing and absolute guaranty of payment and not merely of collection, covering Loans made in accordance herewith either (i) prior to termination of this Agreement, or (ii) based upon applications received by the LENDER



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         prior to such termination; and shall not affect TERI's obligations to the LENDER then existing, whether direct or indirect, absolute or contingent, then due or thereafter to become due.

2.6 TERI agrees not to exercise any right of subrogation, reimbursement, indemnity, contribution or the like against the Borrower of any Loan unless and until all TERI's obligations under this Agreement with respect to such Loan have been satisfied in full, except to the extent that it is deemed a valid claimant as a contingent creditor, for example, under Title 11 of the United States Code (the "Bankruptcy Code"), or applicable state law.

2.7 TERI will permit the LENDER, any duly designated representative of the LENDER, or any governmental body having jurisdiction over the LENDER (subject to written notice being provided to TERI by the LENDER, identifying the requesting party and the date of the review), to examine and audit the books and records of TERI pertaining to the Loans, at any time during TERI's regular business hours, provided that in the case of examinations by the LENDER or its representative absent good cause (i) TERI must be given ten (10) business days' prior written notice and, (ii) no more than one such audit may be conducted with respect to any twelve-month period or will take place in any twelve-month period. In no event will any audit be performed during July, August, September, or October in any year except at the request of a regulatory authority having jurisdiction over the LENDER.

2.8 TERI will indemnify the LENDER and hold it harmless from and against any loss, cost, damage and expense that the LENDER may suffer as a result of claims arising out of TERI's actions or omissions relative to the LENDER's participation in the Program. "Expense" includes, without limitation, the LENDER's reasonable attorney's fees. TERI will further indemnify the LENDER and hold it harmless from and against any claim brought against the LENDER by any Borrower based on actions or omissions of the LENDER that were mandated under the Program Guidelines.

2.9 Although the LENDER agrees not to use any loan servicer not approved by TERI, the LENDER acknowledges that TERI's approval of a servicer is in no way an endorsement of such servicer and that TERI shall have no liability to the LENDER for any losses arising from such servicer's failure to comply with Due Diligence or the Program Guidelines or applicable law, nor shall TERI be required to honor any claim submitted by such servicer if the claim does not comply with the requirements of this Agreement.

SECTION 3:        OBLIGATIONS OF THE LENDER

3.1 In originating, servicing, disbursing, and collecting Loans, the LENDER will comply, and cause its servicer and others acting on its behalf to comply, with all applicable requirements of federal and state laws and regulations.

3.2 The LENDER will use Promissory Notes, Loan applications, disclosure statements, and other forms mutually agreeable to the parties. The forms of application and Promissory



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         Note attached as Exhibits L and M hereto, and the forms of disclosure statement attached hereto as Exhibits, are agreed to be satisfactory to both parties. Without limiting the generality of Section 3.1, the LENDER warrants the conformity of such instruments and any agreed successors thereto with all legal requirements, other than those of federal and Massachusetts law and regulation, applicable to Loans originated by TERI.

3.3 The LENDER will pay a guaranty fee for each Loan (the "Guaranty Fee") as follows:

         a. At the time of each disbursement of the Loan, the LENDER will remit to TERI [**] percent ([**]%) of the principal amount of Loan disbursed (the "Initial Guaranty Fee").

         b. At such times as are set forth in Exhibit K attached hereto and incorporated herein by reference, such additional fees as are set forth in the fifth and sixth columns of Exhibit K ("Subsequent Guaranty Fee"). If the terms of Exhibit K call for any Guaranty Fees to be paid to TERI or to the Agent concurrent with the Securitization Transaction, LENDER may elect either: (i) for LENDER to pay the fees directly (and be reimbursed in the Securitization Transaction), or (ii) for the purchaser to pay the fees directly. In the event that a Guaranty claim is made with respect to a Loan before a Subsequent Guaranty Fee is scheduled to be paid by the LENDER for such Loan, the Subsequent Guaranty Fee shall become immediately due and payable. In the event that a loan is prepaid in full prior to the date that a Subsequent Guaranty Fee is scheduled to be paid by the LENDER for such Loan, the Subsequent Guaranty Fee shall nevertheless become due and payable at the time that would have applied if such prepayment had not occurred. For example, if a Subsequent Guaranty Fee is due at the time of a Securitization Transaction and a Loan is prepaid before it is eligible for Securitization, then the Subsequent Guaranty Fee with respect to such Loan shall become due at the first Securitization Transaction when such Loan would have been eligible for inclusion, had prepayment not occurred.

         c. Failure to remit a Guaranty Fee within thirty (30) days of the time set forth above will not be a breach of this Agreement but will vitiate TERI's guaranty of the Loan concerned.

         d. Anything in the Program Guidelines to the contrary notwithstanding, if the LENDER is required under the terms of a Promissory Note to refund all or part of the Guaranty Fee to a Borrower, TERI will refund all or part of the Initial Guaranty Fee and the Agent will refund all or part of any Subsequent Guaranty Fee it has received to the LENDER upon being so advised in writing.

         e. For purposes of application and interpretation of Exhibit K, LENDER and FMC (acting jointly) shall, from time to time, propose to TERI a list of those schools to be included on a "preferred" list. Loans to finance education at those schools will qualify for "preferred" fee levels shown on Exhibit K. TERI shall, within thirty



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                  (30) days, approve or disapprove, in whole or in part,
                  proposals from FMC and LENDER.

         f. In addition to the Subsequent Guaranty Fees shown in column 6 of Exhibit K, there shall be an additional Subsequent Guaranty Fee payable at Securitization, as follows:

                  Loan Type                           Fee Amount
                  ---------                           ----------

                  Graduate Signature medical          [**] percent of total loan
                  or dental greater than              amount (exclusive of
                  $25,000 principal amount            financed fees)
                  (exclusive of financed fees)

                  Graduate Signature other than       [**] percent of total loan
                  medical and dental greater than     amount (exclusive of
                  $18,500 principal amount            financed fees)
                  (exclusive of financed fees)

3.4 If TERI shall have purchased a Loan due to the occurrence or alleged occurrence of a Guaranty Event described in Section 1.4.a and/or 1.4.b above, the LENDER will promptly repurchase such Loan from TERI, (i) if TERI succeeds, after purchase, in obtaining from the Borrower three full consecutive on-time monthly payments, according to any schedule permitted by the Program Guidelines, provided that on the date of TERI's notice to repurchase, the Borrower is within thirty (30) days of being current on his or her payments on such Loan; provided that this repurchase obligation may be invoked by TERI only once as to any Loan; or (ii) subject to Section 2.3 above, if TERI should determine that the Loan does not meet the conditions set forth in subsection (b), (c) and
         (d) of Section 2.2 above.

3.5 To the extent permitted by applicable law, the LENDER will deliver to TERI such reports, documents, and other information concerning the Loans as TERI may reasonably require, and permit independent auditors or authorized representatives of TERI, and governmental agencies, if any, having regulatory authority over TERI, to have access to the operational and financial records and procedures directly applicable to Loans and to the LENDER's participation in the Program.

3.6 If the LENDER should violate any term of this Agreement, it will be liable to TERI for all loss, cost, damage, and expense sustained by TERI as a result. The LENDER will indemnify TERI and hold it harmless from and against all loss, cost, damage, and expense that TERI may suffer as a result of claims arising out of the LENDER's actions or omissions relative to the LENDER's participation in the Program unless such actions or omissions are specifically required by this Agreement. The LENDER will similarly indemnify TERI with respect to any defenses arising from the LENDER's violation of or



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         failure to comply with any law, regulation, or order, or any term of this Agreement, that may be raised by a Borrower to any suit upon a Promissory Note. "Expense" includes, without limitation, TERI's reasonable attorney's fees.

SECTION 4:        INTENTIONALLY OMITTED

SECTION 5:        REPRESENTATIONS AND WARRANTIES

5.1 Each party represents and warrants to the other that its execution, delivery and performance of this Agreement are within its power and authority, have been authorized by proper proceedings, and do not and will not contravene any provision of law or such party's organization documents or by-laws or contravene any provision of, or constitute an event of default or an event which, with the lapse of time or with the giving of notice or both, would constitute an event of default, under any other agreement, instrument or undertaking by which such party is bound. Each party represents and warrants that it has and will maintain in full force and effect all licenses required under applicable state, federal, local or other law for the conduct of all activities contemplated by this Agreement and comply with all requirements of such applicable law relative to its licenses and the conduct of all activities contemplated by this Agreement. This Agreement and all of its terms and provisions are and shall remain the legal and binding obligation of the parties, enforceable in accordance with its terms subject to bankruptcy and insolvency laws. The warranties given herein shall survive any termination of this Agreement.

5.2 Each party represents and warrants to the other that its computer and processing systems will (a) operate continuously without errors relating to date information; (b) continue to function and will not generate invalid or incorrect results as a result of date information, including any date information representing dates from different centuries or more than one century; and (c) have been designed to be and in fact are, Year 2000 compatible such that (i) all data created or stored by the software will be correct, regardless of the date information contained therein or the date the data is created or stored; (ii) all calculations performed will be correct regardless of the date information used or the date the calculations are performed;
         (iii) all date-related user interface functions and data fields include a century indication; and (iv) all reports generated will include a century indication.

5.3 The parties acknowledge that TERI is not an insurer or reinsurer and the LENDER expressly waives all claims it might otherwise have under applicable law were TERI to be held by any court or regulatory agency to be acting as an insurer or reinsurer hereunder. The only obligations of TERI to the LENDER shall be those expressly set forth herein.

SECTION 6:        MISCELLANEOUS

6.1 Neither party is or will hold itself out to be the agent, partner, or joint venturer of the other party with regard to any transaction under or pursuant to this Agreement.



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6.2      Each party's respective rights, remedies, powers, privileges, and discretions ("Rights and Remedies") shall be cumulative and not exclusive. No delay or omission by either party in exercising or enforcing any of its Rights and Remedies shall operate as to constitute a waiver of them. No waiver by a party of any default under this Agreement shall operate as a waiver of any subsequent or other default under this Agreement. No single or partial exercise by a party of any of its Rights and Remedies shall preclude the other or further exercise of such Rights and Remedies. No waiver or modification by a party of the Rights and Remedies on any one occasion shall be deemed a continuing waiver. A party may exercise its various Rights and Remedies at such time or times and in such order of preference as it in its sole discretion may determine.

6.3 This Agreement represents the entire understanding of the parties with respect to the subject matter hereof. This Agreement, together with any contemporaneous contract concerning credit analysis or other loan origination functions, supersedes all prior communications whatsoever between the parties relative in any way to Loans or the LENDER's participation in the Program. This Agreement may be modified only by written agreement of the parties hereto, except as may otherwise be set forth herein.

6.4 Any determination that any provision of this Agreement is invalid, illegal, or unenforceable in any respect shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision of this Agreement.

6.5 Each of the parties will timely implement, if it has not already, and will maintain, a reasonable disaster recovery plan. Subject to the foregoing, no party hereto shall be responsible for, or in breach of this Agreement if it is unable to perform as a result of delays or failures due to any cause beyond its control, howsoever arising, and not due to its own act or negligence and that cannot be overcome by the exercise of due diligence. Such causes shall include, but not be limited to, labor disturbances, riots, fires, earthquakes, floods, storms, lightning, epidemics, wars, civil disorder, hostilities, expropriation or confiscation of property, failure or delay by carriers, interference by civil and military authorities whether by legal proceeding or in fact and whether purporting to act under some constitution, decree, law or otherwise, acts of God and perils of the sea.

6.6 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws provisions thereof.

6.7 This Agreement will be binding on the parties' respective successors and assigns. It may not be assigned by either party without the other's written consent, which will not be unreasonably withheld, provided that: (a) the LENDER may assign any Loan, together with the provisions hereof as applicable to such Loan, to FMC or any SPE; (b) TERI may sub-contract any administrative obligations necessary or convenient to TERI to perform its obligations hereunder to FMC or any subsidiary or affiliate of FMC, (c) LENDER



                                       9
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         may assign this Agreement to an affiliate who is a national bank who becomes a lender under the Bank of America/GATE Loan Programs.

6.8 Notice for any purpose hereunder may be given by any means requiring receipt signature, or by facsimile transmission confirmed by first class mail.

6.9 Notice for any purpose hereunder may be given by any means requiring receipt signature, or by facsimile transmission confirmed by first class mail. In the case of TERI, notices should be sent to its President, and if by fax, to (617) 451-9425, or to its Senior Vice President-Loan Programs, Fax No. (617) 422-8880. In the case of the LENDER, notices should be sent to Bank of America Student Banking Group, 600 Wilshire Blvd., 4th Floor, Los Angeles, CA 90017, Attention:
         Kathleen Cannon, and if by fax, to (213) 345-2111. Either party may from time to time change the person, address or fax number for notice purposes by formal notice to the other party.

SECTION 7:        CHANGES TO PROGRAM GUIDELINES

The parties agree that the Program Guidelines will need to be updated and modified to respond to changed conditions from time to time. The parties intend to make such modifications in a manner that does not interfere with the ordinary advertising and origination cycle for education loans. Accordingly, the parties shall exchange requests for modification of the Program Guidelines, including without limitation any requested changes to the provisions of the Program Guidelines concerning the Guaranty Fees, in the fourth calendar quarter of each year and shall conclude their discussions of any modifications by January 1 of each calendar year. All modifications must be mutually acceptable. Any modifications approved by the parties shall become effective on the following March 1.

SECTION 8:        TERM AND TERMINATION

8.1 The initial term of this Agreement shall commence on May 1, 2001, and shall continue until June 30, 2002. Thereafter, this Agreement shall automatically renew for successive one-year terms unless either party provides written notice of non-renewal and termination not less that ninety (90) days prior to the end of the then-current term.

8.2 In the event that the parties are unable to agree on a proposed modification to the Program Guidelines as provided in Section 7, above, the party proposing the modification shall have the option of terminating this Agreement by providing written notice of termination to the other party. Such termination will be effective on the following March 1.

8.3 To the extent permitted by applicable law, if either party should become subject to bankruptcy, receivership, or other proceedings affecting the rights of its creditors generally, this Agreement will be deemed terminated thereupon immediately without the need of notice from the other party, and the party becoming subject to such proceedings will promptly notify the other party thereof.



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8.4      Termination shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such termination or any of the warranties and indemnities contained herein or the provisions of Section 9 below (regarding confidentiality). In no event shall the LENDER be entitled to sue for specific performance of this Agreement by TERI with respect to the guaranty of Loans other than those as to which a binding commitment shall have been made prior to the sending of notice of termination of this Agreement.

SECTION 9:        CONFIDENTIALITY; RESTRICTIONS ON USE OF INFORMATION

9.1 TERI and the LENDER each acknowledge that in the course of the operations contemplated by this Agreement, and in the course of communications relative to this Agreement, it has received and will receive information concerning the other's finances, business plans, business methods, and the like that is not generally known in the student loan industry ("Confidential Information"). Each party will respect and use all reasonable efforts to maintain the confidentiality of the other's Confidential Information unless and until such information becomes generally known through no fault of the receiving party. The LENDER acknowledges that TERI will disclose the LENDER's Confidential Information to First Marblehead Education Resources, Inc.
         (FMER), to which TERI has subcontracted its obligations under this Agreement pursuant to Section 6.7(b) hereof, and with which the LENDER is contemporaneously entering into a confidentiality agreement. Except for such disclosure to FMER, TERI will not disclose the LENDER's confidential information to any third party other than a subcontractor permitted under Section 6.7, an agent, or a consultant, and in any event only as necessary to assist TERI in carrying out its functions under this Agreement, on a need-to-know basis, and under circumstances that require the disclosee to refrain from redisclosure to any other third party.

9.2 TERI will not disclose to any third party, other than FMER, the name, address, social security number, account number, or other personally identifiable information of any applicant or Borrower. Nothing herein, however, will prevent TERI (or FMER as its subcontractor) from (i) retaining and using such data as necessary for the operation of TERI's guaranty business, or (ii) retaining and using on a non-exclusive basis for any lawful purpose any or all aggregated and de-identified data concerning Loan applicants and Borrowers which does not include the name, address, social security number, account number, or other personally identifiable information of any applicant or Borrower. TERI may sell, assign, transfer or disclose aggregated and de-identified information to third parties including, without limitation, FMC, who may also use such information for any lawful purpose.

         IN WITNESS WHEREOF, TERI and the LENDER have caused this instrument to be executed by their duly authorized officers under seal as of the day and year indicated above.


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



THE EDUCATION RESOURCES                       BANK OF AMERICA, N.A.
INSTITUTE, INC.


By: /Ann S. Coles/                            By: /KL Cannon/
    ---------------------------                   ------------------------------
Print Name: Ann S. Coles                      Print Name: KL Cannon
            -------------------                           ----------------------
Title: Acting President                       Title: Sr Vice President
       ------------------------                      ---------------------------






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





                                TABLE OF EXHIBITS

Exhibit A -- Underwriting, Origination and Loan Term Guidelines for prepGATE
             Loan Program, Bank of America GATE Undergraduate Loan Program, Bank of America GATE Graduate Loan program*

Exhibit B -- TERI Servicing Guidelines*

Exhibit C -- Loan Program Definitions for prepGATE Loan Program, Bank of America
             GATE Undergraduate Loan Program, Bank of America GATE Graduate
             Loan program*

Exhibit D - [Intentionally Omitted]

Exhibit E - [Intentionally Omitted]

Exhibit F - [Intentionally Omitted]

Exhibit G - [Intentionally Omitted]

Exhibit H - [Intentionally Omitted]

Exhibit I - [Intentionally Omitted]

Exhibit J - [Intentionally Omitted]


* Exhibits superceded by the Amendments filed as Exhibits 10.3 - 10.7 to the S-1 filed with the SEC on September 5, 2003 (Registration No. 333-108531).





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